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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 1, 2000.



PricewaterhouseCoopers Ltd.


      /s/ U. Honegger                                  /s/ St. Haag
--------------------------------------         -----------------------------
          U. Honegger                                    St. Haag

Winterthur, Switzerland, January 9, 2001